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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): April 30, 2002

                            SLM FUNDING CORPORATION
                            -----------------------
               formerly known as SALLIE MAE FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)
           (Originator of the Sallie Mae Student Loan Trust 1995-1,
                      the Sallie Mae Student Loan Trust 1996-1, the SLM Student Loan Trust 1996-2, the SLM Student Loan Trust 1996-3, the SLM Student Loan Trust 1996-4, the SLM Student Loan Trust 1997-1, the SLM Student Loan Trust 1997-2, the SLM Student Loan Trust 1997-3, the SLM Student Loan Trust 1997-4, the SLM Student Loan Trust 1998-1, the SLM Student Loan Trust 1998-2, the SLM Student Loan Trust 1999-1, the SLM Student Loan Trust 1999-2, the SLM Student Loan Trust 1999-3, the SLM Student Loan Trust 2000-1, the SLM Student Loan Trust 2000-2, the SLM Student Loan Trust 2000-3, the SLM Student Loan Trust 2000-4, the SLM Student Loan Trust 2001-1, the SLM Student Loan Trust 2001-2, the SLM Student Loan Trust 2001-3, the SLM Student Loan Trust 2001-4, the SLM Student Loan Trust 2002-1, the SLM Student Loan Trust 2002-2,and the SLM Student Loan Trust 2002-3.

  Delaware           33-95474/333-2502/333-24949/333-44465/      23-2815650
  --------           --------------------------------------      ----------
(State or other             333-30932/333-68660              (I.R.S. employer
Jurisdiction of                 ---------                    Identification No.)
Incorporation)                  (Commission File
                                    Numbers)

                          304 South Minnesota Street
                          Suite B
                          Carson City, Nevada 89706
                   ----------------------------------------
                   (Address of principal executive offices)

                  Registrant's telephone number: (775) 884-4179


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                        Exhibit Index appears on Page 5

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Item 5. Other Events.


     Closing of SLM Student Loan Trust 2002-3

     Effective as of May 1, 2002, SLM Funding Corporation ("SLM Funding") and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee") executed and delivered the Trust Agreement dated as of May 1, 2002 pursuant to which the SLM Student Loan Trust 2002-2 was formed (the "Trust").

     On April 30, 2002, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to certain of the Student Loan-Backed Notes, each dated April 30, 2002, among SLM Funding, the Student Loan Marketing Association ("Sallie Mae"), Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the "Underwriters").

     On May 1, 2002 or May 14, 2002, the following agreements were execute and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of May 14, 2002, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae; (b) the Interim Trust Agreement, dated as of May 1, 2002, by and between SLM Funding and the Interim Eligible Lender Trustee; (c) the Indenture, dated as of May 1, 2002, by and among the Trust, the Eligible Lender Trustee, and Deutsche Banc Trust Company Americas, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (d) the Sale Agreement, dated as of March 26, 2002, by and among the Trust, Sallie Mae and the Eligible Lender Trustee;

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                         Exhibit Index appears on Page 5

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(e) the Purchase Agreement dated as of May 14, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae; (f) the Administration Agreement Supplement, dated as of May 14, 2002, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing L.P. (the "Servicer"), SLM Funding and the Indenture Trustee, and (g) the Servicing Agreement, dated as of May 14, 2002, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

     On May 14, 2002, the Trust issued $1,531,213,000 of its Floating Rate Student Loan-Backed Notes.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits

            1.1 Underwriting Agreement relating to the Student Loan-Backed Notes, dated April 30, 2002, by and among SLM Funding, Sallie Mae and the Underwriters.

            1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated April 30, 2002, by and among SLM Funding, Sallie Mae and the Underwriters.

            4.1 Trust Agreement, dated as of May 1, 2002, by and between SLM Funding and Eligible Lender Trustee.

            4.2 Interim Trust Agreement, dated as of May 1, 2002, by and between SLM Funding and the Interim Eligible Lender Trustee.

                                  Page 3 of 5
                        Exhibit Index appears on Page 5


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               between SLM Funding and the Interim Eligible Lender Trustee.

    4.3 Indenture, dated as of May 1, 2002, by and among the Trust,the Eligible Lender Trustee and the Indenture Trustee.

   99.1 Purchase Agreement, dated as of May 14, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

   99.2 Sale Agreement, dated as of May 14, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

   99.3 Administration Agreement Supplement, dated as of May 14, 2002, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

   99.4 Servicing Agreement, dated as of May 14, 2002, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

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                         Exhibit Index appears on Page 5

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2002

                                          SLM FUNDING CORPORATION


                                          By: /s/ J. LANCE FRANKE
                                              ---------------------------
                                          Name: J. Lance Franke
                                          Title: Chief Financial Officer


                                INDEX TO EXHIBIT


Exhibit
Number         Exhibit
------         -------
1.1            Underwriting Agreement relating to the Student Loan-Backed Notes, dated April 30, 2002, by and among SLM Funding, Sallie Mae and the Underwriters.

1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated April 30, 2002, by and among SLM Funding, Sallie Mae and the Underwriters.

4.1 Trust Agreement, dated as of May 1, 2002, by and between SLM Funding and Eligible Lender Trustee.

4.2 Interim Trust Agreement, dated as of May 1, 2002, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3 Indenture, dated as of May 1, 2002, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1 Purchase Agreement, dated as of May 14, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

99.2 Sale Agreement, dated as of May 14, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.3 Administration Agreement Supplement, dated as of May 14, 2002, by and among the Trust, Sallie Mae, SLM Funding, the Eligible
               Lender Trustee, the Servicer and the Indenture Trustee.

99.4 Servicing Agreement, dated as of May 14, 2002, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                                  Page 5 of 5
                        Exhibit Index appears on Page 5